AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (this “Amendment”) is effective as of this 1st day of January, 2019, by and between FPA Funds Trust, a Massachusetts business trust (the “Trust”), each of the separate investment funds listed on Appendix D hereto (the “Funds”), First Pacific Advisors, LP (f/k/a First Pacific Advisors, LLC), a Delaware limited partnership (the “Advisor”), UMB Fund Services, Inc., a Wisconsin corporation (“UMBFS”), UMB Distribution Services, LLC, a Wisconsin limited liability company (“UMBDS”) and UMB Bank, N.A., a national banking Association (the “Bank”).

WHEREAS, the Trust and UMBFS have entered into a Transfer Agency Agreement (the “TA Agreement”) dated as of November 7, 2011;

WHEREAS, the Trust and UMBDS have entered into a Distribution Agreement dated as of September 28, 2012 (the “Distribution Agreement”);

WHEREAS, the Advisor and UMBFS have entered into a Blue Sky Filing Services Agreement dated as of December 1, 2011 (the “Blue Sky Agreement”);

WHEREAS, the Advisor and UMBDS have entered into two agreements, each dated as of September 28, 2012 (the “Side Agreement” and the “Merrill Indemnification Agreement”) and an Inbound Call Management and Fulfillment Agreement dated November 7, 2011 (the “Call Management Agreement”) (the TA Agreement, Distribution Agreement, Blue Sky Agreement, Side Agreement, Merrill Indemnification Agreement, and Call Management Agreement collectively referred to herein as the “Agreements”);

WHEREAS, UMBFS, the Bank and the Funds have entered into a Retirement Plan Agreement dated December 1, 2011 (the “Retirement Plan Agreement”); and

WHEREAS, the parties wish to amend the Agreements as set forth herein by entering into this Amendment.

NOW THEREFORE, for and in consideration of the mutual promises hereinafter set forth, and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Schedule A to each of the Agreements shall be hereby amended, restated and superseded in its entirely by the respective amended Schedule A attached hereto.

2.                                      Appendix D to the Retirement Plan Agreement shall be hereby amended, restated and superseded in its entirety by Appendix D attached hereto.

3.                                      Any reference to any Agreement shall be a reference to such Agreement as amended hereby.  All rights, obligations and liabilities in respect of the Agreements shall continue to exist save as varied herein.  In the event of any conflict or inconsistency between the provisions of this Amendment and the Agreements, the terms of this Amendment shall prevail.

4.                                      This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which together shall constitute one instrument.

5.                                      This Amendment shall be governed by and construed in accordance with the laws of the State of Wisconsin, excluding the laws on conflicts of laws.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in counterparts by their respective officers, thereunto duly authorized, as of the date first above written.

FPA FUNDS TRUST
(the “Trust”)

By:	/s/ J. Richard Atwood
J. Richard Atwood
President

FPA CAPITAL FUND, INC.
FPA PARAMOUNT FUND, INC.
FPA U.S. VALUE FUND, INC.
FPA NEW INCOME, INC.
(the “Funds”)

By:	/s/ J. Richard Atwood
J. Richard Atwood
President

FIRST PACIFIC ADVISORS, LP
(The “Advisor”)

By:	/s/ J. Richard Atwood
J. Richard Atwood
Director of FPA GP, Inc.
General Partner of the Advisor

UMB FUND SERVICES, INC.
(“UMBFS”)

By:	/s/ Maureen A. Quill
Maureen A. Quill
President

UMB DISTRIBUTION SERVICES, LLC
(“UMBDS”)

By:	/s/ Maureen A. Quill
Maureen A. Quill
President

UMB BANK, N.A.
(the “Bank”)

By:

Name:

Title:

Second Amended and Restated

Schedule A

to the

Transfer Agency Agreement

by and between

FPA Funds Trust

and

UMB Fund Services, Inc.

NAMES OF FUNDS

FPA Crescent Fund

FPA International Value Fund

FPA Flexible Fixed Income Fund

Amended and Restated

Schedule A

to the

Distribution Agreement

by and between

FPA Funds Trust

and

UMB Distribution Services, LLC

NAMES OF FUNDS

FPA Crescent Fund

FPA International Value Fund

FPA Flexible Fixed Income Fund

Second Amended and Restated

Schedule A

to the

Blue Sky Filing Services Agreement

by and between

First Pacific Advisors, LLC

and

UMB Fund Services, Inc.

FUNDS

FPA Capital Fund, Inc.

FPA New Income, Inc.
FPA Paramount Fund, Inc.

FPA U.S. Value Fund, Inc.

FPA Funds Trust, including:

FPA Crescent Fund

FPA International Value Fund

FPA Flexible Fixed Income Fund

Amended and Restated

Schedule A

to the

Agreement

(“Side Agreement”)

by and between

First Pacific Advisors, LLC

and

UMB Distribution Services, LLC

INVESTMENT COMPANIES

FPA Funds Trust

FPA Capital Fund, Inc.

FPA New Income, Inc.
FPA Paramount Fund, Inc.

FPA U.S. Value Fund, Inc.

FUNDS

FPA Capital Fund, Inc.

FPA New Income, Inc.
FPA Paramount Fund, Inc.

FPA U.S. Value Fund, Inc.

FPA Crescent Fund

FPA International Value Fund

FPA Flexible Fixed Income Fund

Amended and Restated

Schedule A

to the

Agreement

(“Merrill Indemnification Agreement”)

by and between

First Pacific Advisors, LLC

and

UMB Distribution Services, LLC

FUNDS

FPA Capital Fund, Inc.

FPA New Income, Inc.
FPA Paramount Fund, Inc.

FPA U.S. Value Fund, Inc.

FPA Crescent Fund

FPA International Value Fund

FPA Flexible Fixed Income Fund

Amended and Restated

Schedule A

to the

Inbound Call Management and Fulfillment Services Agreement

by and between

First Pacific Advisors, LLC

and

UMB Distribution Services, LLC

NAMES OF FUNDS

FPA Capital Fund, Inc.

FPA New Income, Inc.
FPA Paramount Fund, Inc.

FPA U.S. Value Fund, Inc.

FPA Crescent Fund

FPA International Value Fund

FPA Flexible Fixed Income Fund

Appendix D

FUNDS

FPA Capital Fund, Inc.

FPA New Income, Inc.
FPA Paramount Fund, Inc.

FPA U.S. Value Fund, Inc.

FPA Crescent Fund

FPA International Value Fund

FPA Flexible Fixed Income Fund